                                                 POWER OF ATTORNEY

                  The undersigned,  EDISON  INTERNATIONAL,  a California  corporation,  and certain of its officers and/or  directors do each hereby  constitute and appoint,  BRYANT C.  DANNER,  THEODORE F.  CRAVER, JR.,  THOMAS M.
NOONAN,  BEVERLY P.  RYDER, KENNETH S.  STEWART, MARY C. SIMPSON,  PAIGE W. R.  WHITE, TIMOTHY W.  ROGERS, ALLEN E.
KELINSKY,  RAYNA M.  MORRISON,  BONITA J.  SMITH, PEGGY A. STERN, POLLY L.  GAULT, and DOUGLAS G.  GREEN, or any of
them, to act as  attorney-in-fact,  for and in their respective names,  places,  and steads, to execute,  sign, and file or cause to be filed an Annual  Report on Form 10-K for the fiscal  year ended  December 31,  2001,  Quarterly
Reports on Form 10-Q for each of the first  three  quarters of fiscal  year 2002,  any Current  Reports on Form 8-K from time to time during 2002 and through  February  20,  2003,  or in the event this Board of  Directors  does not meet on February 20, 2003,  through the next succeeding date on which this Board holds a regular  meeting,  and any and all supplements and amendments  thereto,  to be filed by Edison  International with the Securities and Exchange
Commission,  under the Securities Exchange Act of 1934, as amended,  (the "Act"), for the purpose of complying with
Sections 13 or 15(d) of the Act, granting unto said  attorneys-in-fact,  and each of them, full power and authority to do and perform all and every act and thing  whatsoever  requisite,  necessary and  appropriate to be done in and about the  premises as fully and to all intents and  purposes as the  undersigned  or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
                  Executed at Rosemead, California, as of this 21st day of February, 2002.

                                                 EDISON INTERNATIONAL

                                                 By:      JOHN E. BRYSON
                                                          ---------------------------
                                                          JOHN E. BRYSON
                                                          Chairman of the Board, President,
                                                          and Chief Executive Officer

Attest:

BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Vice President and Secretary

                                             2002 Edison International
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

John E. Bryson
----------------------------
John E. Bryson                                                    Chairman of the Board,
                                                                  President, Chief Executive Officer, and Director

Principal Financial Officer:

Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                                           Executive Vice President,
                                                                  Chief Financial Officer,
                                                                  and Treasurer

Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                                          Vice President and Controller

Additional Directors:

Warren Christopher                     Director               Ronald L. Olson                     Director
--------------------------------------                        -----------------------------------
Warren Christopher                                            Ronald L. Olson

Joan C. Hanley                         Director               James M. Rosser                     Director
--------------------------------------                        -----------------------------------
Joan C. Hanley                                                James M. Rosser

Carl F. Huntsinger                     Director               Rober H. Smith                      Director
--------------------------------------                        -----------------------------------
Carl F. Huntsinger                                            Robert H. Smith

Charles D. M8ller                      Director               Thomas C. Sutton                    Director
--------------------------------------                        -----------------------------------
Charles D. Miller                                             Thomas C. Sutton

Luis G. Nogales                        Director               Daniel M. Tellep                    Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Daniel M. Tellep